  LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
------------------------------------------------------------------------
                                                               December 31, 2000
Dear Shareholder:

OVERVIEW

The Fund showed a gain of 6.6% for the fourth quarter compared to a gain of 8.1% for the Russell 2000 Value Index and a loss of 6.9% for the Russell 2000 Index. For the year, the Fund was up 24.2% compared to a gain of 22.8% for the Russell 2000 Value Index and a loss of 3.0% for the Russell 2000 Index.

We are extremely pleased that the Fund has rebounded so strongly since March, the end of the bear market in small cap value investing. Since March 1st, the Fund showed a gain of 31.5% compared to a gain of 18.9% for the Russell 2000 Value Index and a loss of 15.4% for the Russell 2000 Index.

For both the quarter and the year, the Fund benefited from good stock selection and a positive environment for our low P/E investment approach. Portfolio sector weightings actually hurt performance compared to small cap value benchmarks.

MARKET REVIEW

For the third quarter in a row, value-oriented investment strategies did well while growth-oriented approaches suffered losses. The Russell 2000 Value Index was up 8.1% for the quarter while the Russell 2000 Growth Index was down 20.2%, a nearly 30 percentage point difference. From March -- when technology stocks peaked -- to the end of the year, the performance difference was 55 percentage points.

In terms of sector performance within the small cap value arena, all sectors except technology were positive for the quarter. Health care and energy were the top performers. Health care benefited from investor interest in stocks that can weather an economic slowdown. Energy stocks were helped by higher oil and gas prices and very strong earnings growth in the sector. Technology stocks fell in the period due to weakening fundamentals and very high valuations at the start of the quarter.

For the year, health care and energy again led the small cap value market. Financial stocks and utilities were also strong performers as they benefited from declining interest rates and certain positive trends within those sectors. The consumer area was a notable laggard in the market due to slowing consumer-spending trends.

In our opinion, March 2000 may be remembered as a very important date in stock market history, similar to 1974, 1982, and 1990, which represented major bottoms in the market. March 2000, however, may be even more significant because it is a date when simultaneously one segment of the market made a major bear market bottom while another segment of the market made a major bull market top. Also, it is the date that marks the top of perhaps the greatest speculative bubble of all time.

                        ANNUAL REPORT - DECEMBER 31, 2000                      1

In terms of the bear market, most New York Stock Exchange stocks had peaked in April 1998 following a three-year bull market off the 1994 lows. These stocks then entered a two-year bear market caused by the Asian financial crisis in 1998 and aggressive interest rate hikes by the Federal Reserve Board in 1999. Anticipating an economic downturn that would hurt corporate profits, these stocks declined to extremely low valuation levels by March 2000. An economic slowdown then manifested itself in the second half of 2000, putting significant pressure on corporate profits.

At the same time that this bear market was taking place, a wild bull market was going on in technology stocks and other traditional growth stocks. The bull market was driven by exceptional fundamentals in the technology sector, led by major spending on Internet and Y2K initiatives. The Internet related activity captured the public's imagination in a way that led to the "mother of all speculative bubbles." Many technology stocks took on valuation levels that, in our opinion, made no financial sense. At the same time, traditional large cap growth stocks such as Wal-Mart, General Electric, and Coca-Cola, attained record valuation levels that we believe rational investors could not justify based on realistic growth rates for those companies. Since March 2000, most technology and growth stocks have experienced significant declines as valuation becomes more important in the investment equation.

PORTFOLIO REVIEW

As noted above, the Fund showed a gain of 6.6% for the quarter and 24.2% for the year. This compares to gains of 8.1% and 22.8% for the Russell 2000 Value Index and losses of 6.9% and 3.0% for the Russell 2000 Index.

For both the quarter and the year, the Fund benefited from a better environment for low P/E investing. Many of the holdings showed significant gains simply from P/E expansion. For example, AmeriPath and Interpool, two of the top performing stocks for the quarter and year, showed large gains due to P/E multiples increasing from single-digit levels. Each company reported solid earnings gains during the year, but the bulk of the stock price move came from P/E expansion. Other holdings moved higher for similar reasons. They were simply too undervalued at the start of the year when investors were focused only on technology stocks.

In general, the holdings showed strong fundamental performance throughout the year. Strong financial results, of course, helped fuel stock price gains. Such results contrasted with the earnings problems experienced by many public companies, particularly in the second half of the year.

Sector performance was mixed for both the quarter and year. On the positive side, financial stocks provided the biggest boost to the Fund since the area was heavily weighted and the stocks did very well. Other sectors that did well were energy and certain cyclic groups. On the negative side, a large weighting in consumer stocks hurt the Fund since that area of the market was so difficult. Also, a move into technology stocks during the year hurt overall returns. Finally, the Fund had little exposure to utilities, one of the top performing areas of the market.

2                       ANNUAL REPORT - DECEMBER 31, 2000

OUTLOOK

As stated earlier, we believe the recovery of value-oriented strategies reflects a return to rationality by equity investors. The bull market in technology stocks and growth-oriented strategies peaked in March 2000 in what may be the most speculative and irrational market of all time. Valuation differences among individual securities reached absurd levels. Stock market activity since March has corrected much of the disequilibrium, as investors are once again paying attention to valuation. This is one reason we are extremely optimistic about the outlook for the Fund going forward. The Fund has advanced nicely since March, but we believe it is only the beginning of a major move.

Small cap value portfolios have historically performed best when the economy is coming out of an economic slowdown or recession. The Fund showed its best returns in the 1991-1993 period following the economic downturn in 1990. Another strong period was in 1996-1997 when the economy re-accelerated following the economic slowdown of 1995.

We believe we are on the verge of a similar period over the next couple of years. The economy has recently shown signs of a significant slowdown. Manufacturing activity has reached recession-like levels, retail sales have been disappointing, the capital-spending outlook has turned down, banks are reporting an increase in bad loans, bankruptcies are becoming more common, and consumer confidence is down. For these and other reasons, the Federal Reserve Board has changed its monetary policy to one of lowering interest rates.

We believe a weak economy and a Federal Reserve Board interest rate cut are the ingredients of a great buying opportunity for small cap value-oriented stocks. This is especially true today since these stocks are so undervalued on both an absolute and relative basis. The valuation case has been compelling for some time, and is the primary reason for the strong performance since March. However, today is the first time that the economics has matched up so well with the valuation case, providing what we believe to be an outstanding investment opportunity.

/s/ William M. Dutton

                        ANNUAL REPORT - DECEMBER 31, 2000                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                   4Q
                 2000*   2000   3 yrs
 SPECIAL
  EQUITIES        6.64   24.21   0.00
 RUSSELL 2000
  VALUE           8.11   22.83   4.22
 RUSSELL 2000    -6.91   -3.02   4.65
 S&P 500         -7.84   -9.19  12.30

                                                    Calendar Years
                      2000   1999   1998   1997   1996   1995   1994
 SPECIAL EQUITIES     24.2   -13.3  -7.2   35.4   30.4   13.8   -1.2
 RUSSELL 2000 VALUE   22.8    -1.5  -6.5   31.8   21.4   25.8   -1.6
 RUSSELL 2000         -3.0    21.3  -2.6   22.4   16.5   28.4   -1.8
 S&P 500              -9.2    21.1  28.8   33.4   23.3   37.5    1.3
* not annualized

- PORTFOLIO CHARACTERISTICS
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             14.8              15.1              18.9              21.0
 PRICE/BOOK                                     2.02              1.65              2.33              4.70
 PRICE/SALES                                    0.85              0.88              1.19              2.22
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                12.7%             10.7%             13.1%             15.5%
 EPS GROWTH--1 YR (FORECASTED)                 21.6%             13.5%             22.0%             19.0%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $910 million      $950 million      $950 million      $72 billion
 ASSETS                                     $287 million      $474 billion      $875 billion    $11,736 billion
 NUMBER OF HOLDINGS                              68              1,227             1,898              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $19.75
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

4                       ANNUAL REPORT - DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                        Since
                 5 yrs   10 yrs     Inception(2)
 SPECIAL
  EQUITIES       12.04    17.75            14.27
 RUSSELL 2000
  VALUE          12.60    17.65            11.68
 RUSSELL 2000    10.31    15.53            10.12
 S&P 500         18.42    17.50            14.70

                      1993  1992   1991   1990   1989   1988   1987(2)
 SPECIAL EQUITIES     22.9  42.5    47.4   -9.3   24.0  29.7    -16.9
 RUSSELL 2000 VALUE   23.8  29.1    41.7  -21.8   12.4  29.5    -21.5
 RUSSELL 2000         18.9  18.4    46.1  -19.5   16.2  24.9    -24.3
 S&P 500              10.0   7.7    30.6   -3.2   31.4  16.5    -12.0
* not annualized

- TOP TEN HOLDINGS(3)

                                                      % OF NET ASSETS
---------------------------------------------------------------------
 OLD REPUBLIC INT'L. CORP.
  Multi-line insurance company                              3.6
 DIME BANCORP, INC.
  New York based thrift                                     2.8
 INVACARE CORP.
  Home health care products                                 2.5
 INTERPOOL, INC.
  Container leasing firm                                    2.5
 JACOBS ENGINEERING GROUP INC.
  Engineering and construction                              2.4
 BELDEN INC.
  Wire & cable manufacturer                                 2.3
 HELLER FINANCIAL, INC.
  Commercial finance                                        2.3
 RAYMOND JAMES FINANCIAL, INC.
  Investment services                                       2.2
 POLARIS INDUSTRIES INC.
  Snowmobiles, ATVs, motorcycles                            2.2
 ITT INDUSTRIES, INC.
  Engineered products manufacturer                          2.2
 TOP TEN HOLDINGS                                          25.0%

                        ANNUAL REPORT - DECEMBER 31, 2000                      5

- SECTOR PERFORMANCE(1) (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------

                        4Q 2000**                                                    2000
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Autos & Transportation       40.8%       9.9%       9.7%   Autos & Transportation       87.3%      -7.2%      -0.9%
Health Care                  39.7       24.7       -6.7    Energy                       83.8      103.1      106.2
Materials & Processing       17.4        6.5        6.2    Financial Services           78.4       26.4       21.0
Financial Services           16.1       10.1        7.2    Health Care                  76.3      118.7       46.4
Consumer Staples             16.0        6.8        7.0    Materials & Processing       42.3       -4.9       -2.9
Producer Durables            12.7       12.2       -7.8    Producer Durables            16.9       47.5       -1.5
Energy                       10.4       16.4       15.7    Consumer Staples             12.3        6.0        9.4
Utilities                     9.5        9.0       -5.5    Utilities                     9.5       27.5      -18.4
Consumer Discretionary        2.2        2.9       -4.8    Technology                   -0.6       -6.6      -44.2
Technology                  -28.9      -25.5      -40.2    Consumer Discretionary       -3.0       -7.3      -24.0
Other                         N/A*       9.7        7.4    Other                         N/A*       8.2        3.4

* not applicable
** not annualized

- SECTOR WEIGHTINGS (AS OF DECEMBER 31, 2000)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   4.6%

Consumer Discretionary  25.5%

Consumer Staples         4.7%

Energy                   5.8%

Financial Services      26.7%

Health Care              4.4%

Materials & Processing   4.8%

Producer Durables        8.3%

Technology               8.6%

Utilities                1.0%

Cash                     5.6%

6                       ANNUAL REPORT - DECEMBER 31, 2000

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 NCO GROUP, INC. (NCOG)
NCO Group is a leading provider of outsourced accounts receivable (A/R) management services, including bad debt recovery, delinquency management and billing services. NCOG's large size and heavy investments in technology make the company the low cost provider of debt collection services. Growth in consumer debt has averaged 13% annually, and we expect NCOG to grow even faster than that as the 60% of debt collection that is handled in-house by financial services companies is outsourced to more efficient providers like NCOG. Despite NCOG's very attractive growth prospects, we believe the company's stock is inexpensively priced, particularly on a price to cash flow basis.

 SCHOOL SPECIALTY, INC. (SCHS)
School Specialty is the largest supplier of non-textbook educational supplies and furniture to schools for pre-kindergarten through twelfth grade. Their marketing strategy utilizes a large sales force, a variety of catalogs, and the Internet to target school administrators and individual teachers. This, coupled with a nimble acquisition program, has enabled the company to enjoy rapid sales and earnings growth. SCHS recently acquired their only remaining national competitor, leaving them the largest player with the broadest product line by a very sizable margin. As a result, we believe SCHS should enjoy improved profitability ahead by leveraging their size with vendors, customers, and potential acquisition candidates. Despite the very favorable outlook for what is largely a recession-resistant business, SCHS continues to trade at a modest valuation.

                        ANNUAL REPORT - DECEMBER 31, 2000                      7

  CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SPECIAL EQUITIES  RUSSELL 2000  RUSSELL 2000 VALUE  S&P 500
INITIAL INVESTMENT      $10,000         $10,000          $10,000        $10,000
1987                          $8,314        $7,567              $9,289   $8,794
1988                         $10,787        $9,449             $12,026  $10,247
1989                         $13,377       $10,986             $13,521  $13,469
1990                         $12,135        $8,843             $10,578  $13,037
1991                         $17,885       $12,914             $14,989  $17,018
1992                         $25,470       $15,294             $19,356  $18,325
1993                         $31,289       $18,184             $23,971  $20,158
1994                         $30,929       $17,582             $23,599  $20,424
1995                         $35,206       $22,932             $29,676  $28,087
1996                         $45,897       $26,715             $36,018  $34,617
1997                         $62,161       $32,663             $47,465  $46,172
1998                         $57,703       $31,849             $44,403  $59,444
1999                         $50,038       $38,620             $43,742  $72,011
2000                         $62,154       $37,488             $48,575  $65,436

Note: Past performance is no guarantee of future results. See "Notes to Performance" below.

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended December 31, 2000, and for the period April 23, 1987 (inception) through December 31, 2000, is an average annual return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company. You cannot invest directly in an index.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC. (02/20/01)

8                       ANNUAL REPORT - DECEMBER 31, 2000

  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 4.6%
  OTHER TRANSPORTATION - 2.5%
Interpool, Inc.                      Container leasing firm                417,500   $  7,123,593
  TRUCKING - 2.1%
Landstar System, Inc.(a)             Truckload carrier                      57,600      3,193,200
Werner Enterprises Inc.              Truckload carrier                     163,500      2,779,500
                                                                                     ------------
                                                                                        5,972,700
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                         13,096,293
CONSUMER DISCRETIONARY - 25.5%
  APPAREL/TEXTILES - 2.0%
Gildan Activewear Inc.(a)            Shirt manufacturer                     71,400      2,793,525
Kellwood Co.                         Apparel manufacturer                  133,800      2,826,525
                                                                                     ------------
                                                                                        5,620,050
  COMMERCIAL SERVICES - 4.4%
APAC Customer Srvs., Inc.(a)         Customer management services          242,300        893,481
NCO Group, Inc.(a)                   Accounts receivable management        144,900      4,401,337
New England Business                 Business forms                        156,600      2,857,950
Sitel, Inc.(a)                       Teleservices provider                 469,900      1,350,962
United Stationers Inc.(a)            Office products distributor           127,900      3,069,600
                                                                                     ------------
                                                                                       12,573,330
  CONSUMER PRODUCTS/SERVICES - 4.4%
Furniture Brands Int'l.(a)           Furniture manufacturer                117,900      2,483,268
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        158,000      6,280,500
School Specialty, Inc.(a)            Non-textbook school supplies          192,700      3,866,043
                                                                                     ------------
                                                                                       12,629,811
  RESTAURANTS - 6.4%
CEC Entertainment, Inc.(a)           Children-oriented casual dining       117,600      4,013,100
IHOP Corp.(a)                        Casual dining                         243,700      5,285,243
O'Charley's Inc.(a)                  Casual dining                         287,950      5,129,109
Ruby Tuesday, Inc.                   Casual dining                         259,500      3,957,375
                                                                                     ------------
                                                                                       18,384,827
  RETAIL - 8.3%
Aaron Rents, Inc.                    Furniture rental chain                299,500      4,211,719
AnnTaylor Stores Corp.(a)            Specialty women's stores              118,000      2,942,625
Discount Auto Parts, Inc.(a)         Auto parts stores                     145,600        800,800
Men's Wearhouse Inc.(a)              Men's apparel                         108,700      2,962,075
Michaels Stores, Inc.(a)             Arts & crafts stores                  188,200      4,987,300
Pier 1 Imports, Inc.                 Home furnishings retailer             303,700      3,131,906
Zale Corp.(a)                        Jewelry retailer                      168,800      4,905,750
                                                                                     ------------
                                                                                       23,942,175
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                         73,150,193

                        ANNUAL REPORT - DECEMBER 31, 2000                      9

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
CONSUMER STAPLES - 4.7%
  CONSUMER STAPLES - 4.7%
Del Monte Foods Co.(a)               Canned foods                          490,800   $  3,558,300
International Multifoods Corp.       Food service distribution             237,600      4,826,250
Sensient Technologies Corp           Supplier of ingredients               185,900      4,229,225
United Natural Foods Inc.(a)         Natural food distributor               49,300        868,913
                                                                                     ------------
  TOTAL CONSUMER STAPLES                                                               13,482,688
ENERGY -- 5.8%
  EQUIPMENT & SERVICES - 2.5%
Chiles Offshore LLC(a)               Operator of drilling rigs             127,800      3,195,000
Tidewater Inc.                       Supply boat operator                   87,600      3,887,250
                                                                                     ------------
                                                                                        7,082,250
  EXPLORATION & PRODUCTION - 3.3%
HS Resources, Inc.(a)                Independent oil & gas exploration      76,900      3,258,638
Newfield Exploration Co.(a)          Oil & gas producer                     73,100      3,467,681
Ocean Energy, Inc.                   Independent oil & gas exploration     156,100      2,712,238
                                                                                     ------------
                                                                                        9,438,557
                                                                                     ------------
  TOTAL ENERGY                                                                         16,520,807
FINANCIAL SERVICES - 26.7%
  BANKS/THRIFTS - 7.2%
BancWest Corp.                       Commercial bank                       236,900      6,189,013
Dime Bancorp, Inc.                   New York based thrift                 267,200      7,899,100
East West Bancorp, Inc.              Commercial bank                       156,800      3,910,200
Waypoint Financial Corp.             Pennsylvania thrift                   247,300      2,720,300
                                                                                     ------------
                                                                                       20,718,613
  INSURANCE - 10.7%
American Physicians                  Medical malpractice insurer           177,000      2,931,563
  Capital, Inc.(a)
Delphi Financial Group, Inc.(a)      Accident & health insurance           159,588      6,144,138
Old Republic Int'l. Corp.            Multi-line insurance company          318,900     10,204,800
Selective Insurance Group, Inc.      Property & casualty insurance         111,900      2,713,575
StanCorp Financial Group, Inc.       Disability insurance                  100,100      4,779,775
Trenwick Group LTD(a)                Property & casualty reinsurance       154,600      3,836,013
                                                                                     ------------
                                                                                       30,609,864
  OTHER FINANCIAL SERVICES -- 4.5%
Heller Financial, Inc.               Commercial finance                    214,200      6,573,263
Raymond James Financial, Inc.        Investment services                   181,700      6,336,788
                                                                                     ------------
                                                                                       12,910,051

10                       ANNUAL REPORT - DECEMBER 31, 2000

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  REAL ESTATE INVESTMENT TRUSTS - 4.3%
AMB Property Corp.                   Industrial REIT                       160,000   $  4,130,000
Brandywine Realty Trust              Office REIT                           186,900      3,866,494
Summit Properties Inc.               Apartment REIT                        163,400      4,248,400
                                                                                     ------------
                                                                                       12,244,894
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                             76,483,422
HEALTH CARE - 4.4%
  HEALTH CARE SERVICES - 1.9%
AmeriPath, Inc.(a)                   Pathology services                    219,100      5,477,500
  MEDICAL EQUIPMENT/PRODUCTS - 2.5%
Invacare Corp.                       Home health care products             209,000      7,158,250
                                                                                     ------------
  TOTAL HEALTH CARE                                                                    12,635,750
MATERIALS & PROCESSING - 4.8%
  BUILDING/CONSTRUCTION PRODUCTS - 3.8%
Chicago Bridge & Iron Co.            Maker of steel tanks                  222,200      3,985,713
Jacobs Engineering Group Inc.(a)     Engineering and construction          149,800      6,918,888
                                                                                     ------------
                                                                                       10,904,601
  PACKAGING/PAPER - 1.0%
Albany International Corp.(a)        Paper machine clothing                224,042      3,010,564
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                         13,915,165
PRODUCER DURABLES - 8.3%
  ELECTRICAL EQUIPMENT/PRODUCTS - 2.3%
Belden Inc.                          Wire & cable manufacturer             259,600      6,587,350
  OTHER PRODUCER DURABLES - 6.0%
IDEX Corp.                           Specialty pump products               147,200      4,876,000
ITT Industries, Inc.                 Engineered products manufacturer      161,100      6,242,625
LSI Industries Inc.                  Lighting/graphics products            156,000      3,188,250
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       164,500      2,971,281
                                                                                     ------------
                                                                                       17,278,156
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                              23,865,506
TECHNOLOGY - 8.6%
  CONTRACT MANUFACTURING - 2.3%
ACT Manufacturing, Inc.(a)           Contract manufacturer                 181,900      2,864,925
Radisys Corporation(a)               Mfg. of embedded computers            148,700      3,847,613
                                                                                     ------------
                                                                                        6,712,538

                       ANNUAL REPORT - DECEMBER 31, 2000                      11

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  DISTRIBUTION - 1.6%
Ingram Micro Inc.(a)                 Electronics distributor               184,900   $  2,080,125
Tech Data Corporation(a)             Distributor of PCs and peripherals     89,000      2,407,172
                                                                                     ------------
                                                                                        4,487,297
  ELECTRONIC COMPONENTS - 1.7%
CoorsTek, Inc.(a)                    Manufactures specialized ceramics      30,700        963,213
CTS Corp.                            Broad line specialty products         108,200      3,942,538
                                                                                     ------------
                                                                                        4,905,751
  OTHER TECHNOLOGY - 1.0%
Pomeroy Computer                     Computer products reseller            183,400      2,796,850
  Resources, Inc.(a)
  SERVICES - 0.5%
Keane, Inc.(a)                       Software consulting                   161,000      1,569,750
  SOFTWARE - 1.5%
Symantec Corp.(a)                    Leading security software provider    130,100      4,342,087
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                     24,814,273
UTILITIES - 1.0%
  GAS DISTRIBUTION - 1.0%
Atmos Energy Corp.                   Gas distributor                       119,700      2,917,687
                                                                                     ------------
TOTAL COMMON STOCKS - 94.4%
(Cost $230,308,038)                                                                   270,881,784
MONEY MARKET INSTRUMENTS
Yield 6.246% to 6.316%
  due January to September 2001
  American Family Financial Services                                                    5,980,849
  Sara Lee                                                                              8,834,020
  Wisconsin Corp. Credit Union                                                            281,349
  Wisconsin Electric                                                                    2,293,902
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 6.1%
(Cost $17,390,120)                                                                     17,390,120
                                                                                     ------------
TOTAL INVESTMENTS - 100.5%
(Cost $247,698,158)                                                                   288,271,904
OTHER ASSETS LESS LIABILITIES - (0.5%)                                                 (1,321,394)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $286,950,510
                                                                                     ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $247,698,158 on December 31, 2000, net unrealized appreciation was $40,573,746, consisting of gross unrealized appreciation of $57,230,145 and gross unrealized depreciation of $16,656,399.

See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 2000

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $247,698,158)                                      $288,271,904
Receivable for:
  Securities sold                         $3,004,823
  Fund shares sold                        1,203,967
  Dividends and interest                    222,498    4,431,288
                                          ---------  -----------
Total assets                                         292,703,192
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $5,145,213
  Fund shares redeemed                      269,667
  Comprehensive management fee              337,802    5,752,682
                                          ---------  -----------
Net assets applicable to shares
  outstanding                                        $286,950,510
                                                     ===========
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                         14,532,424
                                                     ===========
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                         $     19.75
                                                     ===========
ANALYSIS OF NET ASSETS
Paid-in capital                                      $264,970,165
Accumulated net realized loss on sales
  of investments                                     (18,593,401)
Net unrealized appreciation of
  investments                                         40,573,746
                                                     -----------
Net assets applicable to shares
  outstanding                                        $286,950,510
                                                     ===========

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2000                      13

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------

Investment income
  Dividends                                         $2,232,991
  Interest                                             601,457
                                                    ----------
Total investment income                              2,834,448

Expenses:
  Comprehensive management fee                       3,575,489
  Fees to unaffilliated trustees                        33,710
                                                    ----------
Total expenses                                       3,609,199
                                                    ----------
Net investment loss                                   (774,751)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments         16,672,088
  Net change in unrealized appreciation or
    depreciation                                    40,055,583
                                                    ----------
Net realized and unrealized gain on investments     56,727,671
                                                    ----------
Net increase in net assets resulting from
  operations                                        $55,952,920
                                                    ==========

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 2000

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          -------------  -------------
From operations:
  Net investment loss                     $    (774,751) $  (1,125,613)
  Net realized gain/(loss) on sales of
    investments                              16,672,088    (33,501,167)
  Net change in unrealized appreciation
    or depreciation                          40,055,583    (20,304,001)
                                          -------------  -------------
Net increase/(decrease) in net assets
  resulting from operations                  55,952,920    (54,930,781)
Distributions to shareholders from net
  realized gains                                     --    (17,030,328)
From fund share transactions:
  Proceeds from fund shares sold            141,996,649     95,398,045
  Reinvestment of capital gain
    distribution                                     --     16,679,785
  Payments for fund shares redeemed        (131,344,964)  (264,794,438)
                                          -------------  -------------
Net increase/(decrease) in net assets
  resulting from share transactions          10,651,685   (152,716,608)
                                          -------------  -------------
Total increase/(decrease) in net assets      66,604,605   (224,677,717)
Net assets at beginning of year             220,345,905    445,023,622
                                          -------------  -------------
Net assets at end of year                 $ 286,950,510  $ 220,345,905
                                          =============  =============

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2000                      15

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/00       12/31/99     12/31/98    12/31/97    12/31/96
                                   -------------------------------------------------------------
Net asset value at
  beginning of period               $  15.90       $  19.78     $  21.66    $  18.16    $  16.79
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.06)*        (0.14)*      (0.11)      (0.07)      (0.04)
    Net realized and
      unrealized gain/
      (loss) on investments             3.91          (2.51)       (1.45)       6.46        5.02
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                      3.85          (2.65)       (1.56)       6.39        4.98
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --          (1.23)       (0.32)      (2.89)      (3.61)
                                    --------       --------     --------    --------    --------
Net asset value at end of
  period                            $  19.75       $  15.90     $  19.78    $  21.66    $  18.16
                                    ========       ========     ========    ========    ========
Total Return                          24.21%        (13.28%)      (7.17%)     35.43%      30.37%
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.51%          1.48%        1.47%       1.48%       1.51%
  Ratio of net investment loss
    to average net assets             (0.32%)        (0.32%)      (0.50%)     (0.41%)     (0.32%)
  Portfolio turnover rate                92%            81%          68%         62%        130%
  Net assets, end
    of period (in thousands)        $286,951       $220,346     $445,024    $467,070    $219,480
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

16                       ANNUAL REPORT - DECEMBER 31, 2000

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2000, the Fund had capital loss carryforwards of $18,593,401. This loss may be used to offset capital gains arising in tax years through 2007.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

                       ANNUAL REPORT - DECEMBER 31, 2000                      17

------------------------------------------------------------------------

/ / EXPENSES - Through February 29, 2000, Skyline Funds consisted of three portfolios (funds). See Note 3, Acquisitions of Funds. Expenses arising in connection with a particular fund were allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, were allocated proportionately among the three funds then comprising Skyline Funds.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this credit facility during the year ended December 31, 2000.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2000 was $3,575,489.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2000, the Fund paid fees of $33,710 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a portfolio of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date $55,470,313, including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

18                       ANNUAL REPORT - DECEMBER 31, 2000

------------------------------------------------------------------------
assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of December 31, 2000, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the fund's shares of beneficial interest were as follows:

                                 Shares                     Dollar Amount
                        -------------------------   -----------------------------
                        Year Ended    Year Ended     Year Ended      Year Ended
                         12/31/00      12/31/99       12/31/00        12/31/99
                        ---------------------------------------------------------
Shares sold              4,788,020     5,235,896    $  83,446,387   $  95,398,045
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                  3,903,850                     58,550,262
Shares issued for
  reinvestment of
  dividends                     --     1,065,801               --      16,679,785
                        -----------   -----------   -------------   -------------
                         8,691,870     6,301,697      141,996,649     112,077,830
Shares redeemed         (8,015,810)   (14,941,529)   (131,344,964)   (264,794,438)
                        -----------   -----------   -------------   -------------
Net increase/decrease      676,060    (8,639,832)   $  10,651,685   $(152,716,608)
                        ===========   ===========   =============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2000, were as follows:

Cost of purchases                   $214,072,596
Proceeds from sales                  249,515,601

                       ANNUAL REPORT - DECEMBER 31, 2000                      19

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 13, 2001

20                       ANNUAL REPORT - DECEMBER 31, 2000

  FEDERAL TAX STATUS OF 2000 DIVIDENDS
------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

There were no capital gain or dividend distributions for the year ended December 31, 2000.

- REPORT OF RESULTS OF SHAREHOLDER MEETING
------------------------------------------------------------------------

On February 29, 2000, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a Plan of Reorganization providing for
(a) the transfer of substantially all the assets and liabilities of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian to Skyline Special Equities Portfolio, followed by (b) the distribution of shares of Skyline Special Equities Portfolio, pro rata, to shareholders of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian and (c) the liquidation of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The holders of the majority of outstanding shares of each Fund approved the Plan of Reorganization by the votes shown below.

                                          Skyline Small   Skyline Small
                                          Cap Value Plus  Cap Contrarian
                                          --------------  --------------
For                                          2,966,533        279,588
Against                                         81,862          8,143
Abstain                                        126,452          6,028
  Total                                      3,174,847        293,759

- REPORT FOR THE YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                       ANNUAL REPORT - DECEMBER 31, 2000                      21

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22                       ANNUAL REPORT - DECEMBER 31, 2000

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                       ANNUAL REPORT - DECEMBER 31, 2000                      23

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24                       ANNUAL REPORT - DECEMBER 31, 2000

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606